UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements are presented to illustrate the estimated effects of NorWesTech, Inc.’s acquisition of the net assets of Grandparents.com, LLC (the “Transaction”) and the subscription by certain accredited investors for the purchase of NorWesTech’s Convertible Preferred Stock (the “Financing”) on our historical financial position and our results of operations. We have derived our historical financial data from our audited financial statements as of and for the year ended June 30, 2011 and unaudited financial statements for the three months ended September 30, 2011. Readers are urged to carefully review and consider the various disclosures made by us in this Current Report on Form 8-K and in our other reports previously filed with the Securities and Exchange Commission, including our annual reports on Forms 10-K and quarterly reports on Form 10-Q. We have derived Grandparents.com’s historical financial data from its audited and unaudited financial statements for the period ending December 31, 2010 and nine months ended September 30, 2011, filed as Exhibits 99.2 and 99.1, respectively, to this Report.

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2010 and nine months ended September 30, 2011 assume that the Transaction and Private Company Financing were consummated on January 1, 2010. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2011 assumes the Transaction and Financing were consummated on September 30, 2011. The information presented in the unaudited pro forma condensed consolidated financial statements does not purport to represent what our financial position or results of operations would have been had the Transaction and Financing occurred as of the dates indicated, nor is it indicative of our future financial position or results of operations for any period. You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience after the Transaction and Financing.

The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable under the circumstances.

These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the accompanying notes and assumptions and the historical financial statements and related notes of NorWesTech and Grandparents.com.

NorWesTech, Inc.

Pro forma Condensed Combined Balance Sheet

As of September 30, 2011

ASSETS
	NWT	Grandparents		Pro Forma	Pro-forma
	September 30, 2011	September 30, 2011		Adjustments	September 30, 2011
Current Asset:
Cash	$2,320,139	$79,267	[D]	$3,000,000	$5,399,406
Restricted cash	-	40,000		-	40,000
Accounts receivable, net	-	27,440		-	27,440
Other receivable, net	5,039	-		-	5,039
Prepaid expenses	-	125,611		-	125,611
Total Current Assets	2,325,178	272,318		3,000,000	5,597,496

Property & Equipment, net	-	37,385		-	37,385

Other Assets:
Security deposits	-	3,701		-	3,701
Intangibles, net	-	5,299,027		-	5,299,027
Total Other Assets	-	5,302,728		-	5,302,728

Assets held for sale

Total Assets	$2,325,178	$5,612,431		$3,000,000	$10,937,609

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable	$-	$634,215		$-	$634,215
Accrued expenses	32,692	75,831		-	108,523
Warrant derivative liability	-	125,335		-	125,335
Short-term advances	-	126,000		-	126,000
Notes payable, current maturities	-	269,209		-	269,209
Accrued management fees	-	362,500		-	362,500
Cumulative preferred return	-	96,887		-	96,887
Total Current Liabilities	32,692	1,689,977		-	1,722,669

Long-Term Liabilities:
Notes Payable, net of current maturities	-	300,000		-	300,000
Total Long-Term Liabilities	-	300,000		-	300,000

Liabilities held for sale

Total Liabilities	32,692	1,989,977		-	2,022,669

Commitments and Contingencies

Stockholders' Equity:
Common Stock	167,961	-		-	167,961
Series A Convertible Preferred	-	-	[B]	5,746,979	5,746,979
Series B Convertible Preferred	-	-	[D]	3,000,000	3,000,000
Class A Preferred Units, $1 par value	-	918,000	[B]	(918,000)	-
Class A Units	-	2,646,318	[B]	(2,646,318)	-
Class B Units	-	-		-	-
Additional Paid in Capital	28,443,161	58,136	[B][C]	(28,501,297)	-

Accumulated Deficit	(26,318,636)	-	[C]	26,318,636	-

Total Stockholders' Equity	2,292,486	3,622,454		3,000,000	8,914,940

Total Liabilities and Stockholders' Equity	$2,325,178	$5,612,431		$3,000,000	$10,937,609

[A]	The Contribution Agreement Transaction is deemed to be a reverse acquisition. In accordance with the Accounting and Financial Reporting Interpretations and Guidance provided by the staff of the U.S. Securities and Exchange Commission, NWT (the legal acquirer) is considered the accounting acquiree and Grandparents (the legal acquiree) is considered the accounting acquirer. The consolidated financial statements of the combined entity will in substance be those of Grandparents, with the assets and liabilities, and revenues and expenses, of NWT being included effective from the date of consummation of the Merger Transaction. Grandparents is deemed to be a continuation of the business of NWT. The outstanding stock of Grandparents prior to the Merger Transaction will be accounted for at its net book value and no goodwill will be recognized.

[B]	To reflect the issuance of one (1) share of Series A Convertible preferred Stock and GP Warrant of NWT (legal acquiror) for all of the assets and liability of Grandparents (legal acquireee, but accounting acquirer), upon closing of the Transaction, resulting in the elimination of all issued and outstanding units of Grandparents

[C]	To eliminate the accumulated deficit of NWT upon closing of the Transaction.

[D]	To reflect the issuance of 3,000,000 shares of Series B Convertible Preferred stock for aggregate gross proceeds of $3,000,000

[E]	The pro forma financial statements do not give effect to the issuance of a warrant to purchase 5,588,749 shares of Common Stock as a Transaction advisory fee for the Contribution Agreement, and the issuance of a warrant to purchase 1,289,711 shares of Common Stock as a Private Placement agent fee.

NorWesTech, Inc.

PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011

	NWT	Grandparents			Pro-forma
	July 1, 2010 to June 30, 2011	January 1, 2011 to September 30, 2011		Pro Forma Adjustments	January 1 to September 30, 2011
Revenues:
Advertising revenue	$-	$322,228		$-	$322,228
Total Revenues	-	322,228		-	322,228
Operating Expenses:
Selling and marketing	-	84,110		-	84,110
Salaries	-	613,358		-	613,358
Rent	-	119,999		-	119,999
Consulting	-	-		-	-
Equity-based compensation	-	50,518		-	50,518
Transaction costs	-	-		-	-
Management fees	-	450,000		-	450,000
Other general and administrative	17,615	335,465	[A][B]	40,888	393,968
Depreciation and amortization	-	651,939		-	651,939
Total operating expenses	17,615	2,305,389		40,888	2,363,892
Other income (expenses):
Interest income (expense), net	-	(12,393)		-	(12,393)
Gain on purchase of business	-	-		-	-
Other income (loss), net	-	17,443	[B]	95	17,538
Total other income (expenses)	-	5,050		95	5,145
Loss from operations	(17,615)	(1,978,111)		(40,793)	(2,036,519)
Preferred return expense	-	(70,806)		-	(70,806)
Net loss	$(17,615)	$(2,048,917)		$(40,793)	$(2,107,325)
Discontinued operations:
Loss from discontinued operations	$(689,084)	$-	[B]	$(391,207)	$(1,080,291)
Income on asset sale	-	-	[B]	4,041,391	4,041,391
Income (loss) from discontinued operations	-	-		-	-
Income (loss) from discontinued operations	$(689,084)	$-		$3,650,184	$2,961,100
Net income (loss) after discontinued operations	$(706,699)	$(2,048,917)		$3,609,391	$853,775
Net loss per share	$(0.04)		[H]	$0.05	$0.01
Weighted average common shares outstanding, basic and diluted:	16,909,501		[H]	67,182,065	84,091,566

NorWesTech, Inc.

PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2010

					2011
	NWT	Grandparents			Pro-forma
	July 1, 2010 to June 30, 2011	May 6, 2010 to December 31, 2010		Pro Forma Adjustments	January 1 to December 31, 2010
Revenues:
Advertising revenue	$-	$646,512	[E]	$111,543	$758,055
Total Revenues	-	646,512		111,543	758,055
Operating Expenses:
Selling and marketing	-	246,838	[E]	444,300	691,138
Salaries	-	657,975	[E]	818,372	1,476,347
Rent	-	84,090	[E]	69,601	153,691
Consulting	-	6,005	[E]	10,000	16,005
Equity-based compensation	-	9,549		-	9,549
Transaction costs	-	4,250,000	[G]	(4,250,000)	-
Management fees	-	125,000		-	125,000
Other general and administrative	17,615	477,249	[C][E]	173,837	668,701
Depreciation and amortization	-	560,101	[E]	67,988	628,089
Total operating expenses	17,615	6,416,807		(2,665,902)	3,768,520
Other income (expenses):
Interest income (expense), net	-	18		-	18
Gain on purchase of business	-	3,565,408	[G]	(3,565,408)	-
Other income (loss), net	-	51,184	[E]	108,000	159,184
Total other income (expenses)	-	3,616,610		(3,457,408)	159,202
Loss from operations	(17,615)	(2,153,685)		(679,963)	(2,851,263)
Preferred return expense	-	(26,080)[E]		(137,572)	(163,652)
Net loss	$(17,615)	$(2,179,765)		$(817,535)	$(3,014,915)
Discontinued operations:
Loss from discontinued operations	$(689,084)	$-	[C][D]	$(196,796)	$(885,880)
Income on asset sale	-	-		-	-
Income (loss) from discontinued operations	-	-		-	-
Income (loss) from discontinued operations	$(689,084)	$-		$(196,796)	$(885,880)
Net income (loss) after discontinued operations	$(706,699)	$(2,179,765)		$(1,014,331)	$(3,900,795)
Net loss per share	$(0.04)		[H]	$(0.02)	$(0.05)
Weighted average common shares outstanding, basic and diluted:	16,909,501		[H]	59,243,222	76,152,723

[A]	To remove NWT activity for the period from July 1, 2010 to December 31, 2010

[B]	To include NWT activity for the period from July 1, 2011 to September 30, 2011

[C]	To remove NWT activity for the period from January 1, 2011 to June 30, 2011

[D]	To add NWT activity for the period from January 1, 2010 to June 30, 2010, reflected as discontinued operations

[E]	To add Grandparents (predecessor) activity for the period from January 1, 2010 to May 5, 2010

[F]	The pro forma financial statements do not give effect to the issuance of a warrant to purchase 5,588,749 shares of Common Stock as a Transaction advisory fee for the Contribution Agreement, and the issuance of a warrant to purchase 1,289,711 shares of Common Stock as a Private Placement agent fee.

[G]	To remove the historical gain recognized and transaction costs incurred by Grandparents in connection with the May 6, 2010 purchase of the net assets of Grandparents.com

[H]	The Pro Forma statements of operations assumes the Contribution Agreement and Private Company Financings occurred as of January 1, 2010. Therefore, the weighted average number of shares outstanding for the periods ending December 31, 2010 and September 30, 2011 equals the total number of shares outstanding subsequent to completion of the Private Company Financing and Merger Transactions